UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2026

Celularity Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38914	83-1702591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 Park Ave Florham Park, New Jersey	07932
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 768-2170

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	CELU	The Nasdaq Stock Market LLC
Warrants, each exercisable for one-tenth of one share of Class A Common Stock at an exercise price of $11.50 per share	CELUW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 29, 2026, Celularity Inc. (“Celularity”) appointed Rick Gonzalez as Chief Commercial Officer of Celularity. Mr. Gonzalez will report directly to Robert J. Hariri, M.D., Ph.D., Celularity’s Chairman and Chief Executive Officer.

Celularity has not entered into a definitive employment agreement with Mr. Gonzalez in connection with his appointment. Celularity will disclose the material terms of any definitive compensatory arrangement with Mr. Gonzalez in a subsequent filing with the Securities and Exchange Commission, as required.

There are no family relationships between Mr. Gonzalez and any director or executive officer of Celularity. There are no arrangements or understandings between Mr. Gonzalez and any other person pursuant to which he was appointed as Chief Commercial Officer. Mr. Gonzalez is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On June 3, 2026, Celularity issued a press release announcing the appointment of Mr. Gonzalez as Chief Commercial Officer. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Also on June 3, 2026, Celularity made available a letter to shareholders from Dr. Hariri, providing an update on Celularity’s strategic focus, including its focus on longevity, regenerative medicine and the preservation of human performance, its commercial opportunity for cenplacel-L, its Lifebank cellular banking platform, and the appointment of Mr. Gonzalez as Chief Commercial Officer. A copy of the shareholder letter is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release issued by Celularity Inc. on June 3, 2026.
99.2	Letter to Shareholders from Robert J. Hariri, MD, PhD, Chairman and CEO, dated June 3, 2023
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELULARITY INC.
Dated: June 3, 2026
	By:	/s/ John Sprague
	Name:	John Sprague
	Title:	Chief Financial Officer